MFS(R) INSTITUTIONAL TRUST:

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND

                        Supplement to Current Prospectus

The following subsection is added as the last subsection under the caption "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - How To Purchase Shares" in the Prospectus for the funds identified above:

Verification of Identity. Each fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the funds may not be able to open your account. Each fund must also take certain steps to verify that the account information that we have obtained is correct. Each fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

                 The date of this supplement is October 9, 2003